UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2008

BRAINTECH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-24911	98-0168932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#102-930 West 1st Street, North Vancouver, BC	V7P 3N4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 988-6440

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 12, 2008, the Board of Directors of Braintech, Inc. (the “Company”) decided that the Company will restate its previously reported interim consolidated financial statements for the quarterly periods ended March 31, 2007, June 30, 2007 and September 30, 2007 as a result of its year end review. The restatements will correct an error related to accounting for stock-based compensation expense. The Company has determined that additional non-cash stock-based compensation expenses should have been recorded with respect to certain stock options granted during the first and second quarter of 2007. The restatements will result in a net increase in the non-cash expense for the first quarter of 2007 of $380,942, for the second quarter of 2007 of $66,369 and a net decrease in non-cash expense for the third quarter of 2007 of $51,303.

The Board of Directors, after consultation with, and based upon the recommendation of, the Company’s Chief Executive Officer, Audit Committee and a review of the pertinent facts, has determined that the Company’s interim financial statements for quarterly periods ended March 31, 2007, June 30, 2007 and September 30, 2007 filed with the SEC on May 14, 2007, August 14, 2007 and November 14, 2007 respectively, and all public information of such financial statements, should no longer be relied upon.

The Company has discussed the matters relating to the accounting restatements with SmytheRatcliffe, the Company’s independent registered public accounting firm. The Company’s financial statements for the quarterly periods ended March 31, 2007, June 30, 2007 and September 30, 2007 should not be relied upon until the restated financial statements are filed with the SEC and the restatement information disclosed therein is fully considered. The Company will file amendments to its previously filed Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 2007, June 30, 2007 and September 30, 2007 within two business days.

Item 7.01	Regulation FD Disclosure

The Company issued a press release on March 18, 2008, a copy of which is being furnished as an Exhibit 99.1 to this Current Report on Form 8-K.

The information in this item of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated March 18, 2008 entitled “Braintech Inc. Revises Interim Quarterly 2007 Reports To More Accurately Reflect Stock Options Expenses”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Braintech, Inc.
(Registrant)

Date: March 18, 2008

/s/ Edward A. White
(Signature)
	Name:	Edward A. White
	Title:	Secretary and Treasurer

EXHIBIT LIST

Exhibit	Description
99.1	Press Release dated March 18, 2008 entitled “Braintech Inc. Revises Interim Quarterly 2007 Reports To More Accurately Reflect Stock Options Expenses”